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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                                  PURSUANT TO

                             SECTION 13 OR 15(d) OF



                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 10, 2000

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                                      NSTAR
             (Exact name of registrant as specified in its charter)

            MASSACHUSETTS                              1-14768                              04-3466300

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
  of incorporation or organization)                                                   Identification Number)
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                               800 BOYLSTON STREET
                                BOSTON, MA 02199

          (Address, of principal executive offices, including zip code)



                                 (617) 424-2000

               (Registrant's telephone number including area code)

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ITEM 5.  OTHER EVENTS.

         Exhibits are filed herewith in connection with a Registration Statement on Form S-3 (File No. 333-94735) filed by NSTAR with the Securities and Exchange
Commission covering Notes issuable by NSTAR under an indenture dated as of January 12, 2000 between NSTAR and Bank One Trust Company, N.A. The exhibits attached hereto refer specifically to NSTAR's issuance and sale from time to time of Notes pursuant to prospectus supplement dated January 28, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         1.1. Underwriting Agreement between NSTAR and Goldman, Sachs & Co., dated February 10, 2000.

         4.1.     Form of 8% Note due February 15, 2010.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NSTAR

                                      By:  /s/ Robert J. Weafer, Jr.
                                         ---------------------------------------
                                           Name:  Robert J. Weafer, Jr.
                                           Title: Vice President, Controller and
                                                  Chief Accounting Officer

Date:  March 30, 2000

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